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                UNTIED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                Amendment One to
                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 23, 2000

                        Commission file number 333-61433

                               Epic Resorts, LLC.
             (Exact name of Registrant as specified in its charter)

                         Delaware                       23-2888968
              (State or other jurisdiction of        (I.R.S. Employer
               incorporation or organization)       Identification No.)

             1150 First Avenue, Suite 900, King of Prussia, PA 19406
               (Address of principal executive offices) (Zip Code)

                                 (610) 992-0100
              (Registrant's telephone number, including area code)

Item 4.   Exhibit 99

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2000

                                           Epic Resorts, LLC.

                                      By:  /s/ Scott J. Egelkamp
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                                          Scott J. Egelkamp
                                          Treasurer and Chief Financial Officer
                                          Duly Authorized Principal
                                          Financial Officer